UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Under §240.14a-12
GLADSTONE INVESTMENT CORPORATION
(Name of Registrant as Specified In Its Charter)
Not Applicable
(Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)
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☐	Fee paid previously with preliminary materials.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 7, 2025

To the Stockholders of Gladstone Investment Corporation:

Notice is hereby given that the 2025 Annual Meeting of Stockholders of Gladstone Investment Corporation (the “Annual Meeting”) will be held on Thursday, August 7, 2025, at 11:00 a.m., Eastern Time. The Annual Meeting will be a completely “virtual meeting.” You will be able to attend the meeting, as well as vote and submit your questions during the live webcast of the meeting, by visiting www.virtualshareholdermeeting.com/GAIN2025 and entering the company number and control number included on your proxy card or in the instructions that accompany your proxy materials.

At the Annual Meeting, you will be asked to consider and vote upon the following proposals:

1)	To elect two directors to hold office for terms that will expire at the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualified.

2)	To ratify the selection by the Audit Committee of our Board of Directors of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Our Board of Directors has fixed the close of business on June 11, 2025 as the record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting and at any adjournment or postponement thereof.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be

held on Thursday, August 7, 2025 at 11:00 a.m., Eastern Time, virtually, in a live webcast at www.virtualshareholdermeeting.com/GAIN2025.

The Proxy Statement accompanying this Notice and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are also available at www.proxyvote.com.

By Order of the Board of Directors,

Michael LiCalsi
General Counsel and Secretary

McLean, Virginia

June 20, 2025

All of our stockholders are cordially invited to attend the Annual Meeting via webcast. Whether or not you plan to attend the Annual Meeting, you are urged to complete, date, sign and return the enclosed proxy card as promptly as possible, submit your proxy electronically via the Internet, or by telephone as instructed in these materials. Submitting your proxy or voting instructions promptly will assist us in reducing the expenses of additional proxy solicitation, but it will not affect your right to vote if you attend the Annual Meeting (and, if you are not a stockholder of record, you have obtained a legal proxy from the bank, broker, trustee or other nominee that holds your shares giving you the right to vote the shares at the Annual Meeting).

GLADSTONE INVESTMENT CORPORATION

1521 Westbranch Drive, Suite 100, McLean, Virginia 22102

PROXY STATEMENT

FOR THE 2025 ANNUAL MEETING OF STOCKHOLDERS

To Be Held On August 7, 2025

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

We have sent you this Proxy Statement and the enclosed proxy card because the board of directors (the “Board”) of Gladstone Investment Corporation (“we,” “us,” or the “Company”) is soliciting your proxy to vote at the 2025 Annual Meeting of Stockholders (the “meeting” or “annual meeting”), including adjournments or postponements thereof, if any. You are invited to attend the annual meeting to vote on the proposals described in this Proxy Statement, which meeting will take place through a live webcast by visiting www.virtualshareholdermeeting.com/GAIN2025. However, you do not need to attend the meeting through the webcast to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions below to vote by proxy over the telephone or through the Internet prior to the meeting.

We intend to mail these materials on or about June 20, 2025 to all stockholders of record entitled to vote at the annual meeting.

YOUR VOTE IS IMPORTANT.

WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE PROMPTLY AUTHORIZE A PROXY TO VOTE YOUR SHARES EITHER BY MAIL, BY TELEPHONE, OR THROUGH THE INTERNET.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON AUGUST 7, 2025:

The Notice of Annual Meeting, this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended March 31, 2025 are available at the following Internet address: www.proxyvote.com.

How can I attend the annual meeting?

The meeting will be held on Thursday, August 7, 2025, at 11:00 a.m., Eastern Time, virtually, in a live webcast on the website www.virtualshareholdermeeting.com/GAIN2025 where you will be able to vote your shares during the meeting and submit any questions. You will need to enter the company number and the control number included on your proxy card or in the instructions that accompany your proxy materials to enter the meeting.

Who can vote at the annual meeting?

Only stockholders of record at the close of business on June 11, 2025 will be entitled to vote at the annual meeting. As of the close of business on the record date, there were 36,921,165 shares of common stock outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name

If, at the close of business on June 11, 2025, your shares were registered directly in your name with our transfer agent, Computershare, Inc., then you are a stockholder of record. As a stockholder of record, you may vote at the meeting or authorize a proxy to vote your shares by mail, over the telephone or on the Internet in advance of the meeting. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to authorize a proxy to vote your shares or follow the instructions below to authorize a proxy to vote your shares over the telephone or through the Internet to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Brokerage Firm

If, at the close of business on June 11, 2025, your shares were held not in your name, but in an account at a brokerage firm, bank, dealer, or other similar organization or nominee (collectively, a “Brokerage Firm”), then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The Brokerage Firm holding your account and shares is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your Brokerage Firm regarding how to vote the shares in your account. You are also invited to attend the annual meeting via webcast on the website www.virtualshareholdermeeting.com/GAIN2025. However, since you are not the stockholder of record, you may not vote your shares at the meeting unless you request and obtain a valid proxy from your Brokerage Firm.

What am I voting on?

There are two matters scheduled for a vote at the annual meeting:

1)	To elect two directors to hold office for terms that will expire at the 2028 Annual Meeting of Stockholders and until their respective successors are duly elected and qualify.

2)

To ratify the selection, by the Audit Committee of our Board (the “Audit Committee”), of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for our fiscal year ending March 31, 2026.

Why should I vote my shares?

Under applicable law, we must conduct an annual meeting to allow our stockholders to vote for directors and other matters properly before the meeting. Certain matters listed in this Proxy Statement require a minimum threshold of votes to pass. The number of votes needed to pass each item in this Proxy

Statement is described below under the question “How many votes are needed to approve each proposal?” When stockholders do not vote their shares on items material to conducting our business, we must spend additional money to contact stockholders seeking their vote. This is very expensive and uses funds that could better benefit our stockholders in other ways. It is important that each stockholder votes to ensure that these expenses are minimized.

How do I vote?

For proposal 1, you may either vote “FOR ALL” nominees for director to our Board, “WITHHOLD ALL,” meaning that you do not vote for any nominee for director to our Board, or you may vote “FOR ALL EXCEPT,” meaning that you vote for all nominees for director to our Board except any nominee you specify. For proposal 2, you may vote “FOR” or “AGAINST” or “ABSTAIN” from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the annual meeting or authorize a proxy to vote by using the enclosed proxy card by mail, over the telephone or through the Internet. Whether or not you plan to attend the meeting, we urge you to authorize a proxy to vote your shares to ensure your vote is counted. You may still attend the meeting via webcast and vote, even if you have authorized a proxy to vote prior to the annual meeting.

•

To vote virtually during the live webcast of the annual meeting, please follow the instructions for attending and voting at the annual meeting posted at www.virtualshareholdermeeting.com/GAIN2025. You will need the company number and control number included on the enclosed proxy card. All votes must be received by the inspectors of election appointed for the meeting before the polls close at the annual meeting.

•

To authorize a proxy to vote your shares using the enclosed proxy card, simply complete, sign, date, and return it promptly in the envelope provided. To be counted, we must receive your signed proxy card by 11:59 p.m. Eastern Time on August 6, 2025, the day prior to the annual meeting.

•

To authorize a proxy to vote your shares over the telephone, dial toll-free, (800) 690-6903, using a touch-tone phone and follow the recorded instructions. You will be asked to provide the company number and control number included on the enclosed proxy card. To be counted, we must receive your proxy by 11:59 p.m. Eastern Time on August 6, 2025, the day prior to the annual meeting.

•

To authorize a proxy to vote your shares through the Internet, go to www.proxyvote.com to complete an electronic proxy card. You will be asked to provide the company number and control number included on the enclosed proxy card. To be counted, we must receive your proxy by 11:59 p.m. Eastern Time on August 6, 2025, the day prior to the annual meeting.

Beneficial Owner: Shares Registered in the Name of Brokerage Firm

If you are a beneficial owner of shares registered in the name of your Brokerage Firm, you should have received a proxy card and voting instructions with these proxy materials from that organization, rather than from us. Simply complete and mail the proxy card to ensure that your vote is counted. Alternatively, you may authorize a proxy to vote your shares by telephone or through the Internet, as instructed by your Brokerage Firm. To vote virtually during the live webcast of the annual meeting, you must obtain a valid proxy from your Brokerage Firm. Follow the instructions from your Brokerage Firm included with these proxy materials, or contact your Brokerage Firm to request a proxy form.

How many votes do I have?

On all matters that properly come before the annual meeting, you have one vote for each share of common stock you owned as of the close of business on June 11, 2025.

What if I return a proxy card but do not make specific choices?

If you return a signed and dated proxy card without making any voting selections, your shares will be voted “FOR ALL” nominees for director and “FOR” Proposal 2.

Who is paying for this proxy solicitation?

Gladstone Investment Corporation will bear the cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the proxy card and any additional information furnished to stockholders, which means the Company’s common stockholders will ultimately bear such costs. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and other custodians holding in their names shares of our common stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of our common stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, electronic mail or personal solicitation by directors, officers or other regular employees of us, Gladstone Management Corporation, our investment adviser (the “Adviser”), or Gladstone Administration, LLC (the “Administrator”). No additional compensation will be paid to directors, officers or other regular employees for such services. We may also reimburse Brokerage Firms and other agents for the cost of forwarding proxy materials to beneficial owners and obtaining your voting instructions.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on the proxy cards in each set of the proxy materials to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the annual meeting. However, should you wish to revoke your proxy after 11:59 p.m. Eastern Time on August 6, 2025, you may only do so at the annual meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•	You may submit another properly completed proxy card with a later date specified thereon.

•	You may grant a subsequent proxy by telephone or through the Internet on a later date.

•	You may send a timely written notice that you are revoking your proxy to Gladstone Investment Corporation’s corporate secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

•	You may attend the annual meeting and vote virtually during the live webcast. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your Brokerage Firm.

When are stockholder proposals due for next year’s annual meeting?

We will consider for inclusion in our proxy materials for the 2026 Annual Meeting of Stockholders proposals that we receive no later than February 20, 2026, and that comply with all applicable requirements of Rule 14a-8 promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and our bylaws, as amended (“Bylaws”). Stockholders must submit their proposals to our corporate secretary at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

In addition, any stockholder who wishes to propose a nominee to our Board or propose any other business to be considered by the stockholders (other than a stockholder proposal to be included in our proxy materials pursuant to Rule 14a-8 of the Exchange Act) must comply with the advance notice provisions and other requirements of Article III, Section 5 of our Bylaws, a copy of which is on file with the Securities and Exchange Commission (“SEC”) and may be obtained from our corporate secretary upon request. These notice provisions require that nominations of persons for election to our Board and proposals of business to be considered by the stockholders for the 2026 Annual Meeting of Stockholders must be made in writing and submitted to our corporate secretary at the address above no earlier than April 9, 2026 (120 days before the first anniversary of our 2025 Annual Meeting of Stockholders), and not later than May 9, 2026 (90 days before the first anniversary of the 2025 Annual Meeting of Stockholders). You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How many votes are needed to approve each proposal?

Proposal 1 — Election of Directors. Each of David Gladstone and John Outland must be elected by a plurality of the votes cast by holders of our outstanding common stock. Only votes “FOR” a particular director will affect the outcome of the election of such director. Under a plurality vote standard, the nominees that receive the highest number of votes cast will be elected regardless of whether they receive a majority of votes cast. In uncontested elections (like those in Proposal 1), this means that a director can be elected with a single “FOR” vote. Broker non-votes and withheld votes will not be counted as votes cast with respect to the proposal and will have no effect on the outcome of such proposal; however, they will be counted towards the quorum requirement. Cumulative voting is not permitted.

Proposal 2 — Ratification of our independent registered public accounting firm. The affirmative vote of a majority of shares held by holders of our outstanding common stock present at the annual meeting is required to ratify the Audit Committee’s selection of PwC as our independent registered public accounting firm for the fiscal year ending March 31, 2026. Abstentions will not be counted as votes cast for this proposal and will have the effect of a vote “AGAINST” this proposal.

What are “broker non-votes?”

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker or nominee holding the shares as to how to vote on matters deemed “non-routine.” Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker or nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker or nominee can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker, bank, or other agent indicates on a proxy that it does not have discretionary authority to vote certain shares on a non-routine proposal, then those shares will be treated as broker non-votes.

Because it is a non-routine proposal, your broker, bank or other agent is not entitled to vote your shares without your instructions with respect to Proposal 1 (election of directors). However, Proposal 2 (ratification of the appointment of PwC) is a routine proposal and your broker, bank or other agent may vote your shares with respect to Proposal 2 even if it does not receive instructions from you.

How are votes counted?

Votes will be counted by the inspectors of election appointed for the annual meeting, who will separately count “FOR ALL,” “WITHHOLD ALL,” and “FOR ALL EXCEPT” for the election of directors and, with respect to proposals other than the election of directors, “FOR,” “AGAINST” and “ABSTAIN” votes. The effects of abstentions and broker non-votes on each proposal are described above under the question “How many votes are needed to approve each proposal?”.

We expect that our general counsel and secretary, Michael LiCalsi, and our Adviser’s deputy general counsel, Erich Hellmold, will be appointed as the inspectors of election.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if a majority of our total number of outstanding shares of common stock entitled to vote at the meeting are represented by stockholders present at the meeting or by proxy. On the record date, there was a total of 36,921,165 shares of common stock outstanding and entitled to vote. Thus, 18,460,583 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your Brokerage Firm or other nominee) or if you vote at the meeting. Withhold votes, abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, either a chairman of the meeting or a majority of the votes present or represented by proxy at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

Preliminary voting results will be announced at the annual meeting. Final voting results will be published in a current report on Form 8-K that we expect to file with the SEC within four business days after the annual meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are also available on the Internet?

The Notice of Annual Meeting, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board is divided into three classes, with staggered three-year terms. Effective as of August 22, 2024, the size of the Board was increased to eight directors and Katharine Cornell Gorka was elected by the Board to the class of 2027 (with a term expiring at the Company’s 2027 annual meeting of stockholders), filling the vacancy created by the increase in size. Subsequently, the Board reduced the size of the Board to seven directors in connection with the resignation of director Paul W. Adelgren, with such resignation and reduction in Board size effective as of December 15, 2024. Currently, our Board is comprised of seven directors, five of whom are independent.

Proxies cannot be voted for a greater number of persons than the number of nominees named. If elected at the annual meeting, each nominee would serve until the 2028 Annual Meeting of Stockholders and until his successor is elected and has qualified, or, if sooner, until his death, resignation or removal.

The Company’s Ethics, Nominating & Corporate Governance Committee (the “Ethics Committee”) nominated two incumbent directors, David Gladstone and John Outland, for election by the stockholders for a term expiring in 2028.

Each director is elected by a plurality of the votes cast at the annual meeting. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the director nominees on which such shares are entitled to vote. If any nominee becomes unavailable for election, your shares will be voted for the election of a substitute nominee proposed by our management. Each person nominated for election has agreed to serve if elected, and management has no reason to believe that any nominee will be unable to serve.

We encourage directors and nominees for director to attend the annual meeting. None of our directors attended the 2024 Annual Meeting of Stockholders.

Nominees for a Three-Year Term Expiring at the 2028 Annual Meeting of Stockholders

Name, Address, Age Independent Directors	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
John H. Outland (79) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2025 annual meeting. Director since 2005.	Private investor since June 2006.	Gladstone Commercial Corporation (“Gladstone Commercial”); Gladstone Capital Corporation (“Gladstone Capital”); Gladstone Land Corporation (“Gladstone Land”); Gladstone Acquisition Corporation (“Gladstone Acquisition”); Gladstone Alternative Income Fund (“Gladstone Alternative”)	3

Interested Director
David Gladstone (83)* Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Chairman of the Board and Chief Executive Officer	Term expires at 2025 annual meeting. Director since 2005.	Founder, Chief Executive Officer and Chairman of the Board since our inception in 2005, of Gladstone Capital since its inception in 2001, of Gladstone Commercial since its inception in 2003,of Gladstone Land since its inception in 1997 and of Gladstone Alternative since 2024. Founder, Chief Executive Officer and Chairman of the Board of our Adviser. Since 2010, Mr. Gladstone	Gladstone Commercial; Gladstone Land; Gladstone Capital; Gladstone Acquisition; Gladstone Alternative	3

Name, Address, Age Independent Directors	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
also serves on the board of managers of Gladstone Securities, LLC (“Gladstone Securities”), a broker dealer that is an affiliate of the Company. Chief Executive Officer, President, Chief Investment Officer. Chief Executive Officer, President, Chief Investment Officer and Director of Gladstone Acquisition from January 2021 until October 2022.

Directors Continuing in Office until the 2026 Annual Meeting of Stockholders

Name, Age, Address Independent Directors	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
Michela A. English (75) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2026 annual meeting. Director since 2005.	Director on multiple non-profit boards.	Gladstone Commercial; Gladstone Land; Gladstone Capital; Gladstone Acquisition; Gladstone Alternative	3

Anthony W. Parker (79) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2026 annual meeting. Director since 2005.	Founder and Chairman of the Board of Parker Tide Corp., a federal government contracting company providing human resources, procurement and adjudication services to the federal government, with projects in 12 different states, since 1997.	Gladstone Commercial; Gladstone Land; Gladstone Capital; Gladstone Acquisition; Gladstone Alternative	3

Directors Continuing in Office until the 2027 Annual Meeting of Stockholders

Name, Address, Age Independent Directors	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
Walter H. Wilkinson, Jr. (79) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2027 Annual Meeting. Director since 2014.	Founder and former General Partner of Kitty Hawk Capital, a venture capital firm, from its founding in 1980 through 2016.	Gladstone Commercial; Gladstone Capital; Gladstone Land; Gladstone Acquisition; QORVO, Inc.; Gladstone Alternative	3

Katharine C. Gorka (64) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Director	Term expires at 2027 Annual Meeting. Director since 2024.	President of Threat Knowledge Group, which provides training and expertise on threats to U.S. national security. President of Revere Pay, Inc. Chair of the Fairfax County Republican Party. Previously served as a Senior Policy Advisor in the Office of Policy at the U.S. Department of Homeland Security from 2017 until 2020. Press Secretary for U.S. Customs and Border Protection, and from 2020 to 2022. Director for the Civil Society at The Heritage Foundation.	Gladstone Commercial; Gladstone Land; Gladstone Capital; Gladstone Alternative	3

Interested Directors
Paula Novara (56)* Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Head of Resource Management	Term expires at 2027 Annual Meeting. Director since 2022.	Head of Resource Management of the Company since its founding. Ms. Novara is also Head of Human Resources, Facilities & Office Management and IT at Gladstone. Prior to	Gladstone Commercial; Gladstone Land; Gladstone Capital; Gladstone Alternative	3

Name, Address, Age Independent Directors	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years	Other Public Company Directorships Held by Director During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Director or Nominee for Director
joining the Company, Ms. Novara served as Assistant Vice President of Human Resources with the WMF Group and as a Consultant to Prudential Financial.

Executive Officers and Certain Other Officers Who Are Not Directors

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years
David A.R. Dullum (77) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	President	President since April 2008.	President of the Company since April 2008.

Michael LiCalsi (55) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	General Counsel and Secretary	General Counsel since 2009 and Secretary since 2012.	General Counsel for the Company, Gladstone Capital, Gladstone Commercial and Gladstone Land since October 2009 and Gladstone Alternative since 2024. Secretary for the Company, Gladstone Capital, Gladstone Commercial and Gladstone Land since October 2012 and Gladstone Alternative since 2024. President of the Administrator since July 2013. Managing Principal and Chief Legal Officer of Gladstone Securities and member of its board of managers since October 2010. General Counsel and Secretary of Gladstone Acquisition from January 2021 until October 2022.

Name, Age, Address	Position(s) Held With Company	Term of Office and Length of Term Served	Principal Occupation(s) During the Past Five Years

Taylor Ritchie (36) Gladstone Investment Corporation 1521 Westbranch Drive, Suite 100 McLean, Virginia 22102	Chief Financial Officer and Treasurer	Chief Financial Officer and Treasurer since October 2024.	Chief Financial Officer and Treasurer of the Company since October 2024. Served as the Company’s Accounting Manager from November 2018 until July 2020, the Company’s Controller from July 2020 until July 2022 and as the Company’s Controller and Director of Financial Reporting since July 2022. Prior to joining the Company, Mr. Ritchie worked for Ernst & Young from 2011 until 2018 as a Manager in the Financial Services practice, focusing on Banking and Capital Markets.

*

Mr. Gladstone and Ms. Novara are interested persons of Gladstone Investment Corporation, within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), due to their positions as officers of the Company, and our Adviser and their employment by our Adviser.

Qualifications of Director Nominees

When considering whether our director nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Mr. Gladstone was selected to serve as a director on our Board due to the fact that he is our founder and has greater than 30 years of experience in the industry, including his service as our chairman and chief executive officer since our inception.

•

Mr. Outland was selected to serve as an independent director on our Board due to his more than 20 years of experience in the real estate and mortgage industry as well as his past service on our Board since 2005.

Qualifications of Incumbent Directors Serving Until the 2026 or 2027 Annual Meeting of Stockholders

When considering whether our directors have the experience, qualifications, attributes and skills, taken as a whole, to enable our Board to satisfy its oversight responsibilities effectively in light of our operational and organizational structure, the Ethics Committee and the Board focused primarily on the information discussed in each of the individual backgrounds set forth above and on the following particular attributes:

•

Ms. English was selected to serve as an independent director on our Board due to her greater than twenty years of senior management experience at various corporations and non-profit organizations as well as her past service on our Board since 2005.

•

Ms. Gorka was selected to serve as an independent director on our Board due to her background and experience, including her management expertise and strategic analyses. Ms. Gorka adds value to our Board by further expanding its knowledge and expertise base, as well as its diversity of views.

•

Ms. Novara was selected to serve as a director on our Board due to the fact that she has in-depth knowledge of the Company and has been an integral part of the Company’s operations since its inception. Ms. Novara also adds to the Board’s diversity of views.

•

Mr. Parker was selected to serve as an independent director on our Board due to his expertise and experience in the field of corporate taxation as well as his past service on our Board since our inception in 2005. Mr. Parker’s knowledge of corporate tax was instrumental in his appointment to the chairmanship of our Audit Committee.

•

Mr. Wilkinson was selected to serve as an independent director on our Board due to his over 40-year career in the venture capital industry where he has helped to start or expand dozens of rapidly growing companies in a variety of industries. Mr. Wilkinson brings a unique perspective to our Board from his experience in overseeing the successful growth and evolution of numerous businesses and understanding the challenges of leading both private and public companies through changing economic conditions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” EACH

NAMED NOMINEE FOR DIRECTOR IN PROPOSAL 1.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

As required under the Nasdaq Global Select Market (“Nasdaq”) listing standards, our Board annually determines each director’s independence. The Nasdaq listing standards provide that a director of a business development company (“BDC”) is considered to be independent if he or she is not an “interested person” of ours, as defined in Section 2(a)(19) of the 1940 Act. Section 2(a)(19) of the 1940 Act defines an “interested person” to include, among other things, any person who has, or within the last two years had, a material business or professional relationship with us.

Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his or her family members, and us, our senior management and our independent registered public accounting firm, the Board has affirmatively determined that the following five current directors are independent directors within the meaning of the applicable Nasdaq listing standards: Messrs. Outland, Parker and Wilkinson and Ms. English and Ms. Gorka. In making this determination, the Board found that none of these directors or nominees for director had a material or other disqualifying relationship with us. Mr. Gladstone, the chairman of our Board and our chief executive officer, and Ms. Novara, our Head of Resource Management are not independent directors by virtue of their positions as officers of us and our Adviser.

Diversity

The Company is voluntarily including the following table which summarizes certain self-identified characteristics of our directors. Our current Board Diversity Matrix is posted on our website at https://www.gladstoneinvestment.com/investors/corporate-governance/governance-documents.

Gladstone Investment Corporation Board Diversity Matrix
	As of June 30, 2024				As of June 30, 2025
Total Number of Directors	7				7
	Female	Male	Non-Binary	Did not disclose gender	Female	Male	Non-Binary	Did not disclose gender
Part I: Gender Identity
Directors	2	4	0	1	3	3	0	1
Part II: Demographic Information
Asian	0	0	0	0	0	0	0	0
Black or African American	0	0	0	0	0	0	0	0
Hispanic/Latinx	1	0	0	0	1	0	0	0
Native American or Alaskan Native	0	0	0	0	0	0	0	0
Native Hawaiian or Pacific Islander	0	0	0	0	0	0	0	0
White	2	4	0	0	3	3	0	0
Two or more Races	1	0	0	0	1	0	0	0
LGBTQ+	0				0
Did Not Disclose Demographic Background	1				1
Directors who are Military Veterans	4				3

Stockholder Engagement and Outreach

In 2022, our Administrator hired our first Director of Investor Relations and Environmental, Social and Governance (“ESG”), Catherine Gerkis, to lead our Investor Relations and ESG team. Our Investor Relations and ESG team typically conducts stockholder outreach following our annual meeting and periodically throughout the year to engage with stockholders on a variety of corporate governance matters including those matters stockholders identify as important. Following such outreach, any specific issues and the overall scope of stockholder engagement is discussed with the Board at the next quarterly meeting.

Meetings of the Board of Directors

Our Board met five times during our fiscal year ended March 31, 2025. Each director attended 75% or more of the aggregate of the meetings of our Board and of the committees on which he or she served that were held while the director was a member of the Board or such committee, as applicable.

As applicable under Nasdaq listing standards, which require regularly scheduled meetings of independent directors, our independent directors met four times during fiscal year 2025 in regularly scheduled executive sessions at which only independent directors were present.

Corporate Leadership Structure

Since our inception, Mr. Gladstone has served as chairman of our Board and our chief executive officer. Our Board believes that our chief executive officer is best situated to serve as chairman because he is the director most familiar with our business and industry, and most capable of effectively identifying strategic priorities and leading the discussion and execution of strategy. In addition, Mr. Wilkinson, one of our independent directors, serves as the Lead Independent Director. The Lead Independent Director has the responsibility of presiding at all executive sessions of our independent directors, consulting with the chairman and chief executive officer on Board and committee meeting agendas, acting as a liaison between management and the independent directors and facilitating teamwork and communication between the independent directors and management.

Our Board believes the combined role of chairman and chief executive officer, together with having a Lead Independent Director, is in the best interest of stockholders because it provides the appropriate balance between strategic development and independent oversight of risk management. In coming to this conclusion, the Board considered the importance of having an interested chairperson that is familiar with our day-to-day management activities, our portfolio companies and the operations of our Adviser. The Board concluded that the combined role enhances, among other things, the Board’s understanding of our investment portfolio, business, finances and risk management efforts. In addition, the Board believes that Mr. Gladstone’s employment by the Adviser better allows for the efficient mobilization of the Adviser’s resources at the Board’s behest and on its behalf.

Information Regarding Committees of the Board of Directors

The following table identifies our standing committees and their current members, and the number of meetings held by each committee during the fiscal year ended March 31, 2025:

Name	Audit	Compensation	Executive	Offering	Ethics	Valuation
Michela A. English	X
David Gladstone			*X	*X
Katharine C. Gorka		X			*X
Paula Novara
John H. Outland	X	*X			X	X
Anthony W. Parker	*X		X	X		X
Walter H. Wilkinson, Jr. †		X			X	X	*
Meetings held in 2025	8	4	—	—	4	4

*	Committee Chairperson
†	Lead Independent Director

Below is a description of each committee of our Board. All committees other than the Executive Committee have the authority to engage legal counsel or other experts or consultants, as they deem appropriate to carry out their responsibilities. Our Board has determined that each member of the Audit, Compensation and Ethics, Nominating and Corporate Governance Committees meets the applicable Nasdaq rules and regulations regarding “independence” and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to us.

Audit Committee

The Audit Committee oversees our corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee evaluates the performance of and assesses the qualifications of the independent registered public accounting firm; determines and approves the scope of the engagement of the independent registered public accounting firm; determines whether to retain or terminate the existing independent registered public accounting firm or to appoint and engage a new independent registered public accounting firm; reviews and approves the retention of the independent registered public accounting firm to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent registered public accounting firm on our audit engagement team as required by law; discusses with management and the independent registered public accounting firm regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters. The Audit Committee is also responsible for reviewing and discussing with management and our independent accountants our annual audited and unaudited quarterly financial statements, including disclosures made in “Management’s Discussion and Analysis of Financial Condition and Results of Operations,” and recommending to the Board whether such financial statements should be included in the Company’s Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as applicable. At least annually, the Audit Committee reviews a report from the independent accountants regarding the independent accountant’s internal quality-control procedures, any material issues raised by internal quality review, or peer review, of the firm or any inquiry or investigation by governmental or professional authorities with respect to independent audits carried out by the firm and any steps taken to deal with any such issues. As of March 31, 2025, the Audit Committee was comprised of Messrs. Parker (Chairperson) and Outland and Ms. English. Mr. Wilkinson serves as the alternate member of the Audit Committee. The alternate member of the Audit Committee serves and participates in meetings of the Audit Committee only in the event of an absence of a regular member. The Audit Committee has adopted a written charter that is available to stockholders in the Investors-Governance section of our website at www.gladstoneinvestment.com.

Our Board has determined that all members and alternate members of our Audit Committee are independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards). No member of the Audit Committee received any compensation from us during the last fiscal year other than directors’ fees. Our Board has unanimously determined that all Audit Committee members and alternate members are financially literate under current Nasdaq rules and that each of Messrs. Outland, Parker and Wilkinson and Ms. English qualifies as an “audit committee financial expert,” as defined in applicable SEC rules. Our Board made a qualitative assessment of the members’ level of knowledge and experience based on a number of factors, including formal education and experience. Messrs. Parker and Outland and Ms. English also serve on the audit committees of Gladstone Capital, Gladstone Commercial, Gladstone Land and Gladstone Alternative. Our Audit Committee’s alternate member, Mr. Wilkinson, also serves as the alternate member on the audit committees of Gladstone Capital, Gladstone Commercial and Gladstone Land. Our Board has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Audit Committee.

Compensation Committee

The Compensation Committee operates pursuant to a written charter that is available to stockholders in the Investors-Governance section of our website at www.gladstoneinvestment.com. The Compensation Committee conducts periodic reviews of our investment advisory and management agreement with our Adviser (the “Advisory Agreement”) and our administration agreement with our Administrator (the “Administration Agreement”) to evaluate whether the fees paid to our Adviser and our Administrator under the agreements are in the best interests of us and our stockholders. The committee considers in such periodic reviews, among other things, whether the performance of our Adviser and our Administrator are reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory and Administration Agreements are being satisfactorily performed and determines whether or not to recommend to the Board renewal of such Agreements for the upcoming year. The Compensation Committee also annually reviews and recommends to the full Board, the appropriate elements and level of director compensation. In addition, the Compensation Committee reviews with management our Compensation Discussion and Analysis to consider whether to recommend that it be included in proxy statements and other filings. As of March 31, 2025, the Compensation Committee was composed of Messrs. Outland (Chairperson) and Wilkinson and Ms. Gorka. Mr. Parker and Ms. English serve as alternate members of the Compensation Committee. Alternate members of the Compensation Committee serve and participate in meetings of the Compensation Committee only in the event of an absence of a regular member of the Compensation Committee.

Our Board has determined that all members and alternate members of our Compensation Committee were independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards) during the fiscal year ended March 31, 2025. No member of the Compensation Committee received compensation from us during the last fiscal year other than directors’ fees. Messrs. Outland and Wilkinson and Ms. Gorka also served on the compensation committees of Gladstone Commercial, Gladstone Land, Gladstone Capital and Gladstone Alternative during the fiscal year ended March 31, 2025. Our Compensation Committee’s alternate members, Mr. Parker and Ms. English also served as alternate members on the compensation committees of Gladstone Commercial, Gladstone Land and Gladstone Capital during the fiscal year ended March 31, 2025. Our Board has determined that this simultaneous service does not impair the respective director’s ability to effectively serve on our Compensation Committee.

Compensation Committee Interlocks and Insider Participation

No member of the compensation committee during the fiscal year ended March 31, 2025 is or has ever served as one of our executive officers. Further, none of our executive officers has ever served as a member of the Compensation Committee or as a director of another entity, any of whose executive officers served as a member of our Compensation Committee or as a member of our Board.

Ethics, Nominating and Corporate Governance Committee

The Ethics Committee is responsible for identifying, reviewing and evaluating candidates to serve as our directors (consistent with criteria approved by our Board), reviewing and evaluating incumbent directors, recommending to our Board for selection candidates for election to our Board, making recommendations to our Board regarding the membership of the committees of our Board, assessing the performance of our Board, and developing our corporate governance principles. Our Ethics Committee charter can be found in the Investors-Governance section of our website at www.gladstoneinvestment.com. As of March 31, 2025, the Ethics Committee was composed of Ms. Gorka (Chairperson) and Messrs. Outland and Wilkinson. Mr. Parker and Ms. English serve as alternate members of the Ethics Committee. Alternate members of the Ethics Committee serve and participate in meetings of the committee only in the event of an absence of a regular member of the committee. Each member and alternate of the Ethics Committee is independent (as independence is currently defined in Rule 5605(a)(2) of the Nasdaq listing standards).

Information Regarding the Process for Nominating Director Candidates

The Ethics Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, being over 21 years of age and having the highest personal integrity and ethics. The Ethics Committee also considers such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to our affairs, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of our stockholders. However, the Ethics Committee retains the right to modify these qualifications from time to time. Candidates for director nominees are reviewed in the context of the current composition of our Board, our operating requirements and the long-term interests of our stockholders.

The Ethics Committee and Board believe that diversity is an important attribute of directors and that our Board should be the culmination of an array of backgrounds and experiences and be capable of articulating a variety of viewpoints. Accordingly, under the Ethics Committee charter, the Ethics Committee considers and discusses diversity in its annual review of the Board and its review of director nominees. Factors considered by the Board in reviewing the nominees for directors include honesty, loyalty, personal lifestyle, values, disciplines, ethics, age, experience, gender, race, ethnicity, culture, sexual orientation, expertise, background and skills, all in the context of an assessment of the perceived needs of us and our Board at that point in time in order to create and maintain a balance of knowledge, experience and capability that will best serve us and our stockholders. Similarly, upon the occurrence of any vacancy on the Board, the Ethics Committee will actively seek out highly qualified candidates (including female candidates and racially or ethnically diverse candidates) to include in the pool from which an ultimate nominee for director is chosen.

In the case of incumbent directors whose terms of office are set to expire, the Ethics Committee reviews such directors’ overall service to us during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors’ independence. In the case of new director candidates, the Ethics Committee also determines whether such new nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Ethics Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Ethics Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of our Board. The Ethics Committee meets to discuss and consider such candidates’ qualifications and then selects a nominee for recommendation to our Board by majority vote. To date, the Ethics Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates.

Stockholder Recommendation of Director Candidates to the Ethics, Nominating and Corporate Governance Committee

The Ethics Committee will consider director candidates recommended by stockholders. The Ethics Committee does not alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Ethics Committee to become nominees for election to our Board may do so by timely delivering a written recommendation to the Ethics Committee at the address set forth on the cover page of this Proxy Statement and containing the information required by our Bylaws.

For nominations for election to our Board or other business to be properly brought before an annual meeting by a stockholder, the stockholder must comply with the advance notice provisions and other requirements of our Bylaws. These notice provisions require that nominations for directors at the 2026 Annual Meeting of Stockholders must be received no earlier than April 9, 2026 (120 days before the first anniversary of our 2025 Annual Meeting of Stockholders), and not later than May 9, 2026 (90 days before the first anniversary of the 2025 Annual Meeting of Stockholders). In the event that an annual meeting is advanced or delayed by more than 30 days from the first anniversary of the prior year’s annual meeting, notice by the stockholder, to be timely, must be delivered not earlier than the close of business on the 120th day prior to such annual meeting date and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made.

Submissions must include the full name of the proposed nominee, a description of the proposed nominee’s business experience for at least the previous five years, complete biographical information, a description of the proposed nominee’s qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of our stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected. The Ethics Committee has not received or rejected a timely director nominee proposal from a stockholder or stockholders in respect of the annual meeting.

Stockholder Communications with the Board of Directors

Our Board has adopted a formal process by which our stockholders may communicate with our Board or any of its directors. Persons interested in communicating with our Board with their concerns or issues may address correspondence to our Board, to a particular director, or to the independent directors generally, in care of Gladstone Investment Corporation, Attention: Investor Relations, at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102. This information is also contained on the Investors-Governance section of our website at www.gladstoneinvestment.com.

Code of Ethics

We have adopted a Code of Ethics and Business Conduct (the “Code”) that applies to all of our officers and directors and to the employees of our Adviser and our Administrator. The Ethics Committee reviews, approves and recommends to our Board any changes to the Code. They also review any violations of the Code and make recommendations to our Board on those violations. The Code is available in the Investors-Governance section of our website at www.gladstoneinvestment.com. If we make any substantive amendments to the Code or grant any waiver from a provision of the Code to any executive officer or director, we will promptly disclose the nature of the amendment or waiver on our website or in a Current Report on Form 8-K.

The Executive Committee

The Executive Committee, which was comprised of Messrs. Gladstone (Chairperson) and Parker as of March 31, 2025, has the authority to exercise all powers of our Board except for actions that must be taken by a majority of independent directors or the full Board under applicable rules and regulations.

The Offering Committee

The Offering Committee, which was comprised of Messrs. Gladstone (Chairperson) and Parker as of March 31, 2025, with each of our other directors who meet the independence requirements of Nasdaq serving as alternates for Mr. Parker, is responsible for assisting the Board in discharging its responsibilities regarding the offering from time to time of our securities. The Offering Committee has all powers of the Board that are necessary or appropriate and may lawfully be delegated to the Offering Committee in connection with an offering of our securities. Our Offering Committee operates pursuant to a written charter, which can be found in the Investors-Governance section of our website at www.gladstoneinvestment.com.

The Valuation Committee

The Valuation Committee, which was comprised of Mr. Wilkinson (Chairperson) and Messrs. Outland and Parker as of March 31, 2025, with each of our other independent directors serving as alternates, is responsible for assisting the Board in determining the fair value of our investment portfolio or other assets in compliance with the 1940 Act and assisting the Board’s compliance with legal and regulatory requirements, as well as risk management, related to valuation. The Valuation Committee operates pursuant to a written charter, which can be found in the Investors-Governance section of our website at www.gladstoneinvestment.com.

Oversight of Risk Management

Since September 2007, Jack Dellafiora has served as our chief compliance officer and, in that position, Mr. Dellafiora directly oversees our enterprise risk management function and reports to our chief executive officer, the Audit Committee and our Board in this capacity. In addition, Mr. Dellafiora serves as the chief compliance officer of Gladstone Capital, Gladstone Commercial, Gladstone Land, Gladstone Alternative, the Adviser, the Administrator, and Gladstone Securities. Mr. Dellafiora also serves as a managing principal of and is on the board of managers of Gladstone Securities. In fulfilling his risk management responsibilities, Mr. Dellafiora works closely with our general counsel and members of our executive management including, among others, our chief executive officer, president, chief financial officer and treasurer and chief operating officer.

Our Board, in its entirety, plays an active role in overseeing management of our risks. Our Board regularly reviews information regarding our credit, liquidity and operations, as well as the risks associated with each. Each of the following committees of our Board plays a distinct role with respect to overseeing management of our risks:

•

Audit Committee: Our Audit Committee oversees the management of enterprise risks. To this end, our Audit Committee meets at least quarterly (i) to discuss our risk management guidelines, policies and exposures and (ii) with our independent registered public accounting firm to review our internal control environment and other risk exposures.

•

Compensation Committee: Our Compensation Committee oversees the management of risks relating to the fees paid to our Adviser and Administrator under the Advisory Agreement and the Administration Agreement, respectively. In fulfillment of this duty, the Compensation Committee meets at least annually to review these agreements. In addition, the Compensation Committee reviews the performance of our Adviser and our Administrator to determine whether the compensation paid to our Adviser and our Administrator was reasonable in relation to the nature and quality of services performed and whether the provisions of the Advisory Agreement and the Administration Agreement were being satisfactorily performed.

•	Ethics, Nominating and Corporate Governance Committee: Our Ethics Committee manages risks associated with the composition and independence of our Board and potential conflicts of interest.

•

Valuation Committee: Our Valuation Committee manages risks associated with valuation of our investment portfolio and other assets. In addition, the Valuation Committee facilitates communication between the Board, our senior and financial management and our independent public accountants related to valuation matters.

While each of the above committees is responsible for evaluating certain risks and overseeing the management of such risks, the committees each report to our Board on a regular basis to apprise our Board regarding the status of remediation efforts of known risks and of any new risks that may have arisen since the previous report.

PROPOSAL 2

RATIFICATION OF SELECTION OF INDEPENDENT REGISTERED PUBLIC

ACCOUNTING FIRM

The Audit Committee of our Board has selected PwC as the Company’s independent registered public accounting firm, which will audit the Company’s financial statements for the fiscal year ending March 31, 2026. The Board has further directed that management submit the selection of PwC as the Company’s independent registered public accounting firm for ratification by the stockholders at the annual meeting. PwC has audited the Company’s financial statements since its fiscal year ended March 31, 2006. Representatives of PwC are expected to be present at the annual meeting, will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the selection of PwC as the Company’s independent registered public accounting firm. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to retain PwC as the Company’s independent registered public accounting firm. Even if the selection is ratified, the Audit Committee, in its discretion and subject to approval by our Board in accordance with the 1940 Act, may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of a majority of the shares held by holders of our outstanding common stock present at the annual meeting will be required to ratify the selection of PwC. Abstentions will have the same effect as a vote “AGAINST” the proposal. Broker non-votes will be considered present and entitled to vote for the purpose of determining whether a quorum exists, although they will not be counted for any purpose in determining whether this matter has been approved.

Independent Registered Public Accounting Firm Fees

The following table represents the aggregate amount of fees capitalized or expensed by us for the fiscal years ended March 31, 2025 and March 31, 2024 that were billed or incurred by PwC, our principal independent registered public accounting firm.

	2025	2024
Audit Fees	$561,000	$516,400
Audit Related Fees(1)	113,000	104,900
Tax Fees	None	None
All Other Fees	None	None

Total	$674,000	$621,300

(1)	For the year ended March 31, 2025, this includes $50,000 in fees related to our at-the-market offering program and 63,000 in fees relating to the offering of our 7.875% Notes due 2030.

Audit Fees. Audit fees include fees for services that normally would be provided by the accountant in connection with statutory and regulatory filings or engagements and that generally only the independent accountant can provide including fees for the audit of our annual financial statements and the review of our quarterly financial statements in accordance with generally accepted auditing standards.

Audit Related Fees. Audit related fees are assurance related services that traditionally are performed by the independent accountant, such as attest services that are not required by statute or regulation, including fees for comfort letters, consents, and assistance with and review of documents filed with the SEC.

Tax Fees. Tax fees include corporate and subsidiary compliance and consulting.

All Other Fees. Fees for other services would include fees for products and services other than the services reported above, including any non-audit fees.

During the fiscal years ended March 31, 2025 and March 31, 2024, the aggregate non-audit fees billed by PwC for services rendered to our Adviser and any entity controlling, controlled by or under common control with our Adviser that provides ongoing services to us was $339,280 and $615,453, respectively. For the fiscal years ended March 31, 2025 and 2024, these fees were for services related to offerings, and tax and compliance services. The Audit Committee has considered whether, and believes that, the rendering of these services to our Adviser and entities controlling, controlled by or under common control with our Adviser is compatible with maintaining the independent registered public accounting firm’s independence.

Pre-Approval Policies and Procedures

The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent registered public accounting firm, PwC. Pursuant to the policy specified services in the defined categories of audit services, audit related services, and tax services up to specified amounts are generally pre-approved. Pre-approval may also be given as part of the Audit Committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual explicit case-by-case basis before the independent registered public accounting firm is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee’s members, but the decision must be reported to the full Audit Committee at its next scheduled meeting.

The Audit Committee has determined that the rendering of the services other than audit services currently being provided by PwC is compatible with maintaining the independent registered public accounting firm’s independence.

During fiscal years 2025 and 2024, 100% of fees associated with our independent registered public accounting firm were preapproved by our Audit Committee.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2026.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS 1

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management and PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm, with and without management present. The Audit Committee included in its review results of the independent registered public accounting firm’s audits, the Company’s internal controls, and the quality of the Company’s financial reporting. The Audit Committee also reviewed the Company’s procedures and internal control processes designed to ensure full, fair and adequate financial reporting and disclosures, including procedures for certifications by the Company’s chief executive officer and chief financial officer that are required in periodic reports filed by the Company with the Securities and Exchange Commission. The Audit Committee is satisfied that the Company’s internal control system is adequate and that the Company employs appropriate accounting and auditing procedures.

Management represented to the Audit Committee that the Company’s consolidated financial statements for the year ended March 31, 2025 were prepared in accordance with generally accepted accounting principles. The Audit Committee discussed with the independent registered public accounting firm the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (PCAOB) and the U.S. Securities and Exchange Commission. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence and has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence. The Audit Committee discussed and reviewed with PricewaterhouseCoopers LLP our critical accounting policies and practices, internal controls, other material written communications to management, and the scope of PricewaterhouseCoopers LLP’s audits and all fees paid to PricewaterhouseCoopers LLP during the fiscal year. The Audit Committee adopted guidelines requiring review and pre-approval by the Audit Committee of audit and non-audit services performed by PwC. The Audit Committee has reviewed and considered the compatibility of PricewaterhouseCoopers LLP’s performance of non-audit services with the maintenance of PricewaterhouseCoopers LLP’s independence as our independent registered public accounting firm.

Based on the Audit Committee’s review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended March 31, 2025, for filing with the U.S. Securities and Exchange Commission. In addition, the Audit Committee approved the engagement of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm for the fiscal year ending March 31, 2026.

Submitted by the Audit Committee

Anthony W. Parker, Chairperson

Michela A. English

John H. Outland

May 8, 2025

[1]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended (the “1933 Act”), or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth, as of June 4, 2025, the beneficial ownership of (i) each current director, (ii) each of the named executive officers and (iii) our executive officers and directors as a group. There were no stockholders known to our management to own beneficially more than 5% of the outstanding shares of common stock as of June 4, 2025. Except as otherwise noted, the address of the individuals below is c/o Gladstone Investment Corporation, 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Beneficial Ownership of Voting Securities (1)(2)
Name and Address	Number of Shares of Common Stock		Percent of Total Common Stock
Directors:
Michela A. English	1,388	(3)		*
David Gladstone	667,630	(4)	1.81
Katharine C. Gorka	—			*
Paula Novara	1,333			*
John H. Outland	6,579			*
Anthony W. Parker	20,080			*
Walter H. Wilkinson, Jr.	35,814			*
Executive Officers (that are not also Directors):
Taylor Ritchie	1,732			*
All executive officers and directors as a group (9 persons)	884,472		2.40%

*	Less than 1%
(1)

This table is based upon information supplied by officers, directors and principal stockholders. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, we believe that each of the stockholders named in this table has sole voting and sole investment power with respect to the shares indicated as beneficially owned. Applicable percentages are based on 36,897,283 shares outstanding on June 4, 2025.

(2)	Ownership calculated in accordance with Rule 13d-3 of the Exchange Act.
(3)	Includes 1,388 shares that are pledged as collateral in connection with a margin account.
(4)	Includes 11,018 shares held indirectly through The Gladstone Companies, Ltd.

The following table sets forth, as of June 4, 2025, the dollar range of equity securities that are beneficially owned by each of our directors in the Company.

Name	Dollar Range of Equity Securities of the Company Owned by Directors or Nominee (1)(2)
Interested Directors:
David Gladstone	Over $100,000
Paula Novara	$10,000-$50,000

Independent Directors:
Michela A. English	$10,000-$50,000
Katharine C. Gorka	—
John H. Outland	$50,000-$100,000
Anthony W. Parker	Over $100,000
Walter H. Wilkinson, Jr.	Over $100,000

(1)	Ownership is calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act.
(2)

The dollar range of equity securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of June 4, 2025 by the number of shares of the respective class so beneficially owned and aggregated accordingly.

Gladstone Capital, our affiliate and a BDC, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Capital as of June 4, 2025, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Capital, other than the common stock listed below.

Name	Number of Common Shares		Percent of Class	Value of Securities (1)
Independent Directors:
Michela A. English	569	(2)	*	$15,141
Katharine C. Gorka	—			—
John H. Outland	2,375		*	$63,198
Anthony W. Parker	—		*	—
Walter H. Wilkinson, Jr.	13,154		*	$350,027

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of June 4, 2025 by the number of shares of the respective class so beneficially owned and aggregated accordingly.

(2)	Includes 569 shares that are pledged as collateral in connection with a margin account.

Gladstone Commercial, our affiliate and a real estate investment trust (“REIT”), is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Commercial as of June 4, 2025, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Commercial, other than the common stock listed below.

Name	Number of Common Shares		Percent of Class	Value of Securities (1)
Independent Directors:
Michela A. English	1,761	(2)	*	$25,393
Katharine C. Gorka	—		*	—
John H. Outland	4,065		*	$58,617
Anthony W. Parker	42,206		*	$608,610
Walter H. Wilkinson, Jr.	13,734		*	$198,044

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq as of June 4, 2025 by the number of shares of the respective class so beneficially owned and aggregated accordingly.

(2)	Includes 1,761 shares that are pledged as collateral in connection with a margin account.

Gladstone Land, our affiliate and a REIT, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of the common stock of Gladstone Land as of June 4, 2025, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Land, other than the common stock listed below.

Name	Number of Common Shares		Percent of Class	Value of Securities (1)
Independent Directors:
Michela A. English	845	(2)	*	$8,281
Katharine C. Gorka	—		*	—
John H. Outland	2,315		*	$22,687
Anthony W. Parker	—		*	—
Walter H. Wilkinson, Jr.	12,763		*	$125,077

*	Less than 1%
(1)

Ownership calculated in accordance with Rule 16a-1(a)(2) of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the closing price of the respective class as reported on Nasdaq of June 4, 2025, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

(2)	Includes 845 shares that are pledged as collateral in connection with a margin account.

Gladstone Alternative, our affiliate and an interval fund, is also managed by our Adviser. The following table sets forth certain information regarding the ownership of any class of common shares of beneficial interest of Gladstone Alternative as of June 4, 2025, by each independent incumbent director and nominee. None of our independent directors owns any securities of Gladstone Alternative, other than the common shares listed below.

Name	Number of Common Shares	Percent of Common Shares	Value of Securities (1)
Independent Directors:
Michela A. English	—	*	—
Katharine C. Gorka	—	*	—
John H. Outland	—	*	—
Anthony W. Parker	—	*	—
Walter H. Wilkinson, Jr.	—	*	—

*	Less than 1%
(1)
Ownership calculated in accordance with Rule
16a-1(a)(2)
of the Exchange Act. The value of securities beneficially owned is calculated by multiplying the net asset value of the respective class held by such director as reported of June 4, 2025, times the number of shares of the respective class so beneficially owned and aggregated accordingly.

Insider Trading Policy
The Code adopted by the Company covers directors, officers and other employees of Gladstone Land Corporation, Gladstone Commercial Corporation, Gladstone Capital Corporation, Gladstone Alternative Income Fund (collectively, with the Company, the “Funds”), the Company, the Administrator or the Adviser, including such persons’ immediate family members (collectively, “Insiders”). The Code establishes insider trading policies and procedures governing the purchase, sale, and/or other dispositions of the Company’s securities by the Company and Insiders and is reasonably designed to promote compliance with insider trading laws, rules and regulations, and any listing standards applicable to the Company.
The Code also prohibits Insiders from entering into a short sale transaction or trading in options (including puts and calls), warrants, convertible securities, appreciation rights or other derivative securities with respect to the Company’s securities (or securities of the Funds) or using any other derivative transaction or instrument to take a short position in respect of such Fund’s securities.

EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
None of our executive officers receives direct compensation from us. We also do not currently have any employees and do not expect to have any employees in the foreseeable future. Rather, all of our officers and other personnel are employed by our Adviser and Administrator. We do not have any equity incentive plans and we do not provide our employees with pension benefits, perquisites or other personal benefits. The services necessary for the operation of our business are provided to us by our officers and the various employees of our Adviser and Administrator, pursuant to the terms of the Advisory Agreement and Administration Agreement, respectively. Mr. Gladstone, our chairman and chief executive officer, and Mr. Dullum, our president, are all employees of and compensated directly by our Adviser. Mr. Ritchie, our chief financial officer and treasurer, is an employee of our Administrator. Mr. LiCalsi, our General Counsel and Secretary, is President of our Administrator.
During the fiscal year ended March 31, 2025, we incurred total fees, net of credits, of approximately $23.7 million to our Adviser under the Advisory Agreement and $1.9 million to our Administrator under the Administration Agreement. For a discussion of the terms of our Advisory and Administration Agreement, see “Certain Transactions” below.
Say-On-Pay
Vote
As previously discussed, as an externally managed company, we do not have any employees. Therefore, because all of our personnel are employed by the Adviser or the Administrator, we do not pay any salaries or bonuses. We do not have any equity incentive plan and we do not provide any stock-based awards to employees of our Adviser or our Administrator. As a result, we are not required under SEC regulations to provide a
Say-On-Pay
Vote nor are we required to provide summary compensation information.

DIRECTOR COMPENSATION

The following table shows for the fiscal year ended March 31, 2025 certain information with respect to the compensation of all directors that are not also executive officers. Our executive officers do not receive any compensation for their service as directors:

Name	Aggregate Compensation from the Company ($)	Total Compensation From the Company and Fund Complex Paid to Directors ($) (1)
Paul W. Adelgren (2)	38,000	158,000
Michela A. English	37,000	181,500
Katharine C. Gorka	19,208	106,874
John H. Outland	52,000	245,000
Anthony W. Parker	48,500	229,250
Walter H. Wilkinson, Jr.	44,000	206,000

(1)

Includes compensation the director received from Gladstone Capital and Gladstone Alternative as part of our Fund Complex. Also includes compensation the director received from Gladstone Commercial, our affiliate and a REIT, and Gladstone Land, our affiliate and a REIT.

(2)	Mr. Adelgren resigned as a director of the Company, effective December 15, 2024.

For our fiscal year ended March 31, 2025, as compensation for serving on our Board, each of our independent directors received an annual fee of $25,000, an additional $1,000 for each Board meeting attended, and an additional $1,000 for each committee meeting attended if such committee meeting took place on a day other than when the full Board met. In addition, the chairperson of the Audit Committee received an annual fee of $7,500, the chairpersons of each of the Compensation and Valuation Committees received an annual fee of $3,000 and the chairperson of the Ethics Committee received an annual fee of $1,000 for their additional services in these capacities. We also reimburse our directors for their reasonable out-of-pocket expenses incurred in attending Board and committee meetings.

We do not pay any compensation to directors who also serve as our officers, or as officers or directors of our Adviser or our Administrator, in consideration for their service to us. Our Board may change the compensation of our independent directors in its discretion. None of our independent directors received any compensation from us during the fiscal year ended March 31, 2025, other than for Board or committee service and meeting fees.

COMPENSATION COMMITTEE REPORT2

The Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis (“CD&A”) contained in this Proxy Statement. Based on this review and discussion, the Compensation Committee has recommended to the Board of Directors that the CD&A be included in this Proxy Statement and incorporated into our Annual Report on Form 10-K for the fiscal year ended March 31, 2025.

Submitted by the Compensation Committee

John H. Outland, Chairperson

Katharine C. Gorka

Walter H. Wilkinson, Jr.

[2]

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference into any of our filings under the 1933 Act or the Exchange Act, other than our Annual Report on Form 10-K, where it shall be deemed to be “furnished,” whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

CERTAIN TRANSACTIONS

Advisory and Administration Agreements

Under the Advisory Agreement, our Adviser is responsible for our day-to-day operations of managing the investment and reinvestment of our assets. Specifically, these responsibilities include: (i) identifying, evaluating, negotiating and consummating all investment transactions consistent with our investment objectives and criteria; (ii) providing us with all required records and regular reports to our Board concerning our Adviser’s efforts on our behalf; and (iii) maintaining compliance with all regulatory requirements applicable to us. The base management fee is assessed at an annual rate of 2.0% computed on the basis of the value of our average gross assets at the end of the two most recently completed quarters (inclusive of the current quarter), which are total assets, including investments made with proceeds of borrowings, less any uninvested cash or cash equivalents resulting from borrowings, and adjusted appropriately for any share issuances or repurchases during the period.

The Advisory Agreement also provides for an incentive fee, which consists of two parts: an income-based incentive fee and a capital gains incentive fee. The income-based incentive fee rewards our Adviser if our quarterly net investment income (before giving effect to any incentive fee) exceeds 1.75% of our net assets at the end of the immediately preceding calendar quarter, adjusted appropriately for any share issuances or repurchases during the period (the “hurdle rate”). We pay our Adviser an income-based incentive fee with respect to our pre-incentive fee net investment income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our pre-incentive fee net investment income does not exceed the hurdle rate (7% annualized);

•

100% of our pre-incentive fee net investment income with respect to that portion of such pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and

•	20% of the amount of our pre-incentive fee net investment income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized).

For this purpose, pre-incentive fee net investment income means interest income, dividend income and any other income (including any other fees, such as commitment, origination, structuring, diligence, consulting fees that we receive from portfolio companies, but excluding fees for providing managerial assistance) accrued by us during the calendar quarter, minus our operating expenses for the quarter. Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with payment-in-kind interest and zero coupon securities), accrued income that we not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation.

The second part of the incentive fee is a capital gains-based incentive fee that is determined and payable in arrears as of the end of each fiscal year (or upon termination of the Advisory Agreement, as of the termination date), and equals 20.0% of our realized capital gains, less any realized capital losses and unrealized depreciation, calculated as of the end of the preceding calendar year. The capital gains-based incentive fee payable to the Adviser is calculated based on (i) cumulative aggregate realized capital gains since our inception, less (ii) cumulative aggregate realized capital losses since our inception, less (iii) the entire portfolio’s aggregate unrealized capital depreciation, if any, as of the date of the calculation. If this number is positive at the applicable calculation date, then the capital gains-based incentive fee for such year equals 20.0% of such amount, less the aggregate amount of any capital gains-based incentive fees paid in respect of our portfolio in all prior years.

Additionally, pursuant to the requirements of the 1940 Act, the Adviser makes available significant managerial assistance to our portfolio companies. The Adviser may also provide other services to our portfolio companies under certain agreements and may receive fees for services other than managerial assistance. Such services may include, but are not limited to: (i) assistance obtaining, sourcing or structuring credit facilities, long term loans or additional equity from unaffiliated third parties; (ii) negotiating important contractual financial relationships; (iii) consulting services regarding restructuring of the portfolio company and financial modeling as it relates to raising additional debt and equity capital from unaffiliated third parties; and (iv) taking a primary role in interviewing, vetting and negotiating employment contracts with candidates in connection with adding and retaining key portfolio company management team members. The Adviser voluntarily, unconditionally, and irrevocably credits 100% of any fees for such services against the base management fee that we would otherwise be required to pay to the Adviser; however, pursuant to the terms of the Advisory Agreement, a small percentage of certain of such fees, totaling $0.4 million for the year ended March 31, 2025, were retained by the Adviser in the form of reimbursement, at cost, for tasks completed by personnel of the Adviser, primarily related to the valuation of portfolio companies.

Under the Administration Agreement, we pay separately for administrative services including record keeping and regulatory compliance functions. Payments under the Administration Agreement are generally equal to our allocable portion of our Administrator’s overhead expenses in performing its obligations under the Administration Agreement, including rent for the space occupied by our Administrator, and our allocable portion of the salaries and benefits expenses of our chief financial officer and treasurer, chief valuation officer, chief compliance officer and general counsel and their respective staffs. Our allocable portion of the Administrator’s expenses are generally derived by multiplying our Administrator’s total expenses by the approximate percentage of time the Administrator’s employees perform services for us in relation to their time spent performing services of all companies serviced by our Administrator.

Our Adviser and Administrator are 100% indirectly owned by David Gladstone, the chairman of our Board and our chief executive officer. Mr. Gladstone is also the chairman of the board of directors and chief executive officer of our Adviser. Ms. Novara, one of our directors and our Head of Human Resources, Facilities & Office Management and IT, is also Head of Resource Management of our Adviser. Although we believe that the terms of the Advisory Agreement and Administration Agreement are no less favorable to us than those that could be obtained from unaffiliated third parties in arms’ length transactions, our Adviser and Administrator, their officers and their directors have a material interest in the terms of these agreements.

The principal executive office of each of the Adviser and the Administrator is located at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102.

Loan Servicing Fee

The Adviser also services the loans held by Gladstone Business Investment, LLC (“Business Investment”), our wholly owned subsidiary and the borrower under our line of credit, in return for which the Adviser receives a 2.0% annual fee based on the monthly aggregate outstanding balance of loans pledged under our line of credit. Since Business Investment is a consolidated subsidiary of ours, coupled with the fact that the total base management fee paid to the Adviser pursuant to the Advisory Agreement cannot exceed 2.0% of total assets (less any uninvested cash or cash equivalents resulting from borrowings) during any given calendar year, we treat payment of the loan servicing fee pursuant to our line of credit as a pre-payment of the base management fee under the Advisory Agreement. Accordingly, these loan servicing fees are 100% voluntarily, unconditionally and irrevocably credited back to us by the Adviser. Loan servicing fees of approximately $9.6 million were incurred for the fiscal year ended March 31, 2025, all of which were directly credited against the amount of the base management fee due to our Adviser under the Advisory Agreement.

Investment Banking Services

Gladstone Securities, an affiliated broker dealer which is 100% indirectly owned and controlled by Mr. Gladstone, provides other services, including investment banking and due diligence services, to certain of our portfolio companies for which it receives a fee (paid by such portfolio companies) in an amount not greater than 1% of each investment at closing. Messrs. Gladstone, LiCalsi and Dellafiora serve on the board of managers of Gladstone Securities and certain of the employees of the Adviser, who are also registered representatives of Gladstone Securities, perform the investment banking services on behalf of Gladstone Securities. Any such fees paid by portfolio companies to Gladstone Securities do not impact the fees we pay to the Adviser or the non-contractual, unconditional, and irrevocable credits against the base management fee. The fees received by Gladstone Securities from portfolio companies during the year ended March 31, 2025 totaled $2.0 million.

Conflict of Interest Policy

We have adopted policies to reduce potential conflicts of interest. In addition, our directors are subject to certain provisions of Delaware law that are designed to minimize conflicts. Under our current conflict of interest policy, without the approval of a “required majority,” as defined under the 1940 Act, which means both a majority of directors who have no financial interest in the transaction and a majority of directors who are not interested persons of ours, we will not:

•	acquire from or sell to any of our officers, directors or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%, any assets or other property;

•	borrow from any of our directors, officers or employees, or any entity in which any of our officers, directors or employees has an interest of more than 5%; or

•

engage in any other transaction with any of our directors, officers or employees, or any entity in which any of our directors, officers or employees has an interest of more than 5% (except that our Adviser may lease office space in a building that we own, provided that the rental rate under the lease is determined by our independent directors to be at a fair market rate).

Where allowed by applicable rules and regulations, from time to time we may enter into transactions with our Adviser or one or more of its affiliates. A required majority of our directors, as defined under the 1940 Act, must approve all such transactions with our Adviser or its affiliates.

Indemnification

In our certificate of incorporation and bylaws, we have agreed to indemnify certain officers and directors under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as our director, officer or other agent, to the fullest extent permitted under Delaware law and our bylaws. Notwithstanding the foregoing, the indemnification provisions shall not protect any officer or director from liability to us or our stockholders as a result of any action that would constitute willful misfeasance, bad faith or gross negligence in the performance of such officer’s or director’s duties, or reckless disregard of his or her obligations and duties.

Each of the Advisory Agreement and Administration Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of the reckless disregard of their duties and obligations (as the same may be determined in accordance with the 1940 Act and any interpretations or guidance by the SEC or its staff thereunder), our Adviser, our Administrator and their respective officers, managers, agents, employees, controlling persons, members and any other person or entity affiliated with them are entitled to indemnification from us for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of our Adviser’s or Administrator’s services under the Advisory Agreement or Administration Agreement, respectively, or otherwise as an investment adviser of ours.

HOUSEHOLDING OF PROXY MATERIALS

The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokers with account holders who are Gladstone Investment Corporation stockholders will be “householding” our proxy materials. A single set of annual meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker. Stockholders who currently receive multiple copies of the annual meeting materials at their addresses and would like to request “householding” of their communications should contact their brokers. Stockholders of record can direct their written request for “householding” or to receive separate proxy materials to Investor Relations at 1521 Westbranch Drive, Suite 100, McLean, Virginia 22102 or call our toll-free investor relations line at (866) 366-5745.

OTHER MATTERS

The Board of Directors knows of no other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the meeting, your proxy holder (one of the individuals named on your Proxy Card) will vote on such matters in accordance with their best judgment.

By Order of the Board of Directors,

Michael LiCalsi
General Counsel and Secretary

June 20, 2025

   GLADSTONE INVESTMENT CORPORATION

   1521 WESTBRANCH DRIVE, SUITE 100

   McLEAN, VA 22102

VOTE BY INTERNET

Before The Meeting - Go to www.proxyvote.com or scan the QR Barcode above

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to www.virtualshareholdermeeting.com/GAIN2025

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903

Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL

Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V74430-P33941	KEEP THIS PORTION FOR YOUR RECORDS

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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

GLADSTONE INVESTMENT CORPORATION	For All	Withhold All	For All Except
The Board of Directors recommends you vote FOR the following:	☐	☐	☐

1. Election of Directors to hold office until the 2028 Annual Meeting of Stockholders.

Nominees: 01) David Gladstone 02) John H. Outland

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

The Board of Directors recommends you vote FOR the following proposal:	For	Against	Abstain

2. To ratify our Audit Committee’s selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for our fiscal year ending March 31, 2026.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:

The Notice, Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

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V74431-P33941

GLADSTONE INVESTMENT CORPORATION

Annual Meeting of Stockholders

August 7, 2025 – 11:00 a.m. Eastern Time

This proxy is solicited by the Board of Directors

The undersigned hereby appoints Erich Hellmold and Michael LiCalsi, and each of them acting individually, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of common stock of Gladstone Investment Corporation (the “Company”) which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of the Company to be held via live webcast at www.virtualshareholdermeeting.com/GAIN2025 on Thursday, August 7, 2025, at 11:00 a.m. Eastern Time, and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the matters stated on the reverse side and in accordance with the instructions stated on the reverse side, with discretionary authority as to any and all other matters that may properly come before the meeting.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors’ recommendations.

Continued and to be signed on reverse side